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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       January 6, 2005 (January 5, 2005)


                          ENCYSIVE PHARMACEUTICALS INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-20117                   13-3532643
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


6700 WEST LOOP, 4TH FLOOR, BELLAIRE, TEXAS                          77401
 (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 713-796-8822


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 5, 2005, Encysive Pharmaceuticals Inc. (Nasdaq: ENCY) and John M. Pietruski, Chairman of the Board, entered into the Seventh Amendment of Consulting Agreement. The Seventh Amendment of Consulting Agreement extended for another two years the original consulting agreement dated January 1, 1992, and also reduced the fee payable thereunder from $60,000 per annum to $40,000 per annum.

         The full text of the Seventh Amendment of Consulting Agreement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

              99.1 Seventh Amendment of Consulting Agreement dated January 5, 2005, between Encysive Pharmaceuticals Inc. and John M. Pietruski.


                            [SIGNATURE PAGE FOLLOWS]




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ENCYSIVE PHARMACEUTICALS INC.
                                                   (Registrant)

Date: January 6, 2005
                                              /s/ Stephen L. Mueller
                                      ------------------------------------------
                                                  Stephen L. Mueller
                                      Vice President, Finance and Administration
                                               Secretary and Treasurer